OHIO NATIONAL FUND, INC.

Supplement dated October 14, 2008 to the
Prospectus dated April 30, 2008
The following supplements and changes the Ohio National Fund, Inc. Prospectus dated April 30, 2008 as previously supplemented:
Money Market Portfolio
On October 9, 2008, the Board of Directors of Ohio National Fund, Inc. approved the participation by the Money Market Portfolio in the initial term of the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through December 18, 2008. Subject to certain conditions and limitations, if the market-based net asset value per share of the Portfolio falls below $9.95 and the Portfolio liquidates, the Program will provide coverage to shareholders in the Portfolio for up to $10.00 per share for the lesser of either the number of shares the investor held in the Portfolio at the close of business on September 19, 2008 or the number of shares held the date the market-based net asset value fell below $9.95. Except in limited circumstances, shares acquired by investors after September 19, 2008 are not eligible for protection under the Program.
Payments under the Program will depend on the availability of assets in the U.S. Department of the Treasury’s Exchange Stabilization Fund (“ESF”). The U.S. Department of the Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program. ESF assets are currently approximately $50 billion.
Participation in the initial three months of the Program (until December 18, 2008) requires a payment to the U.S. Department of the Treasury in the amount of 0.01% of the net asset value of the Portfolio as of September 19, 2008. This expense will be borne by the Portfolio, although generally only shareholder balances as of September 19, 2008 are covered by the Program. The Secretary of the Treasury has the option to extend the Program through the close of business on September 18, 2009, while continuing to limit coverage under the Program to shareholders as of September 19, 2008. If the Program is extended, the Board of Directors of the Fund will consider whether the Portfolio should continue to participate.

Management of Portfolios
John Wallace is no longer a portfolio manager on the Mid Cap Opportunity portfolio. All references to Mr. Wallace are removed.
The following is added to “Management of Portfolios:”
Stephen J. Bishop has been co-portfolio manager of the Mid Cap Opportunity portfolio since 2008. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.
Melissa Chadwick-Dunn has been a co-portfolio manager of the Mid Cap Opportunity portfolio since 2008. Before joining RS Investments in 2001, she was an equity analyst at Putnam Investments for two years. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.
Allison K. Thacker has been a co-portfolio manager of the Mid Cap Opportunity portfolio since 2008. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.
D. Scott Tracy, CFA has been a co-portfolio manager of the Mid Cap Opportunity portfolio since 2008. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley.

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